                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the filing by Win Gaming Media, Inc. (the "Company") of the
Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
Jacob Bar-Shalom, Chief Financial Officer of the Company, certify, pursuant to
18 U.S.C. 1350, that to my knowledge:

1.   The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

2.   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 13, 2009                                     By: /s/ Jacob Bar-Shalom
                                                        ------------------------
                                                        Jacob Bar-Shalom
                                                        Chief Financial Officer